Lord Abbett Series Fund, Inc.

Developing Growth Portfolio

Supplement dated April 17, 2018 to the

Summary Prospectus dated May 1, 2017, as supplemented

This supplement supersedes and replaces the summary prospectus supplement dated December 1, 2017. You should read this supplement in conjunction with your Fund’s prospectus and Statement of Additional Information.

Effective April 17, 2018, the following table replaces the table in the subsection under “Management – Portfolio Managers” on page 7 of the summary prospectus:

Portfolio Manager/Title	Member of the Investment Management Team Since
F. Thomas O’Halloran, III, Partner and Portfolio Manager	2010
Matthew R. DeCicco, Portfolio Manager	2010

Please retain this document for your future reference.